    As filed with the Securities and Exchange Commission on October 4, 1996.
                                                       Registration No. 33-87216
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                       POST-EFFECTIVE AMENDMENT NO. 2 TO
                                    FORM S-3
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                            ------------------------

                         LANDMARK GRAPHICS CORPORATION
             (Exact name of registrant as specified in its charter)


         DELAWARE                                                76-0029459
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)

                                15150 MEMORIAL
                           HOUSTON, TEXAS 77079-4304
                                (713) 560-1000
                       (Address, including zip code, and
                          telephone number, including
                          area code, of registrant's
                          principal executive offices)


                             PATTI L. MASSARO, ESQ.
                                GENERAL COUNSEL
                         LANDMARK GRAPHICS CORPORATION
                              15150 MEMORIAL DRIVE
                           HOUSTON, TEXAS 77079-4304
                                 (713) 560-1000
                      (Name, address, including zip code,
                        and telephone number, including
                        area code, of agent for service)

                            ------------------------

                                   Copies to:

                         ROBERT E. CRAWFORD, JR., ESQ.
                        WINSTEAD SECHREST & MINICK P.C.
                                1201 ELM STREET
                             5400 RENAISSANCE TOWER
                              DALLAS, TEXAS 75270

                            ------------------------
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                                EXPLANATORY NOTE

This Post-Effective Amendment No. 2 to the Registration Statement on Form S-3 is being filed in order to deregister all securities remaining unsold under that certain Registration Statement on Form S-3 (Registration No. 33-87216) which was filed on December 9, 1994.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Company has duly caused this Post-Effective Amendment No. 2 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on October 4, 1996.

                                      LANDMARK GRAPHICS CORPORATION



                                      By: /s/ Robert P. Peebler
                                          --------------------------------------
                                          Robert P. Peebler, Director, President
                                          and Chief Executive Officer
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         Pursuant to the requirements of the Securities Act of 1933, this
Post-Effective Amendment No. 2 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


 Signature and Title                                             Date
 -------------------                                             ----

 /s/ Robert P. Peebler                                     October 4, 1996
 -----------------------------------
 Robert P. Peebler
 Director, President, and Chief
 Executive Officer (Principal
 Executive Officer)

 /s/ William H. Seippel*                                   October 4, 1996
 -----------------------------------
 William H. Seippel
 Vice President, Finance and
 Chief Financial Officer
 (Principal Financial and Accounting
 Officer)


 /s/ Sam K. Smith*                                         October 4, 1996
 -----------------------------------
 Sam K. Smith
 Chairman of the Board


 /s/ Lucio Lanza*                                          October 4, 1996
 -----------------------------------
 Lucio Lanza
 Director

 /s/ James A. Downing, II*                                 October 4, 1996
 -----------------------------------
 James A. Downing, II
 Director


 /s/ Charles L. Blackburn*                                 October 4, 1996
 -----------------------------------
 Charles L. Blackburn
 Director

 /s/ Theodore Levitt*                                      October 4, 1996
 -----------------------------------
 Theodore Levitt
 Director

* By:  Robert P. Peebler, attorney-in-fact.